UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2020

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, Suite 3900, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 27, 2020, Matthew Bonanno resigned from his position as a Class C member of the Board of Directors (the “Board”) of NextDecade Corporation (the “Company”).  Mr. Bonanno’s decision to resign as a director of the Company was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Effective as of April 29, 2020, the Board appointed Thanasi Skafidas as a Class C director of the Board to fill the vacancy created by Mr. Bonanno’s resignation. Mr. Skafidas will serve as a Class C director until the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”). Mr. Skafidas will be on the slate of directors to be voted on by the stockholders at the Annual Meeting.

Mr. Skafidas joined York Capital Management, L.P. (“York”) in May 2015 and is a Vice President of York on its U.S. Credit Team. Prior to joining York, Mr. Skafidas worked as an investment banker at Goldman Sachs in the Natural Resources Group and as an analyst in the Financial Institutions Group at Lazard Ltd.  Mr. Skafidas is currently a member of the board of directors of Riviera Resources, Inc. and its audit and compensation committees.  Mr. Skafidas also is currently a board observer of Samson Resources II.  Mr. Skafidas earned a Bachelor of Science in Economics from the University of Pennsylvania  and a Master of Science from the Imperial College London.

Mr. Skafidas has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Additionally, effective as of April 29, 2020, the Board appointed William Vrattos to serve as the Lead Independent Director of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2020

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel